                                 OPPENHEIMER MONEY MARKET FUND, INC.
                              Supplement dated November 1, 2001 to the
                                 Prospectus dated November 22, 2000

     The prospectus is changed as follows:

1.       The first paragraph of the subsection  entitled  "Portfolio Manager" on page 9 should be deleted and replaced with the following:

2.       The supplement dated July 31, 2001 is replaced by this supplement.

         Portfolio  Managers.  Carol E. Wolf and Barry D. Weiss are the  portfolio  managers  and are Vice  Presidents of the Fund. They are the persons  principally  responsible for the day-to-day  management  of the Fund's  portfolio.  Ms. Wolf has had this  responsibility since  November  1988  and Mr.  Weiss,  since  July  2001.  Ms.  Wolf is a  Senior  Vice
         President of the Manager and Mr. Weiss is a Vice  President,  and each is an officer and portfolio  manager of other  Oppenheimer  funds.  Prior to joining the Manager as Senior
         Credit  Analyst in February,  2000,  Mr. Weiss held the following  positions:  Associate
         Director,  Fitch IBCA Inc. (April 1998 - February 2000); News Director,  Fitch Investors
         Service (September 1996 - April 1998);  Senior Budget Analyst,  City of New York, Office
         of Management & Budget (February 1990 - September 1996).

3.       The third sentence under the section entitled  "OppenheimerFunds  Internet Web Site" on page
         13 should be deleted and replaced with the following:

         To perform account  transactions or obtain account  information  online,  you must first obtain a user I.D. and password on that web site.

4.       The third bullet  under the  paragraph  captioned  "Will I Pay a Sales Charge When I Sell My
         Shares?"  under the heading  "Can You Sell Shares  Through  Your  Dealer?" on page 16 is deleted and replaced with the following:

o        then, you will pay the contingent deferred sales charge if you redeem those shares from this Fund (i) within 24 months of the purchase date of the shares you exchanged, if you initially purchased shares of either Rochester Fund Municipals or
                  Oppenheimer Rochester National Municipals, or (ii) within 18 months of the purchase date of the shares of the fund you exchanged, if you initially purchased shares of any other Oppenheimer fund.

     November 1, 2001
     PS0200.011

                                        OPPENHEIMER MONEY MARKET FUND, INC.
                                     Supplement dated November 1, 2001 to the
                       Statement of Additional Information dated November 22, 2000, revised
                                                  August 13, 2001

The Statement of Additional Information is changed as follows:

1. The  section  entitled  "How  Exchanges  Affect  Contingent  Deferred  Sales  Charges" on page 29 is deleted and replaced with the following:

         |X| How Exchanges Affect Contingent Deferred Sales Charges. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge.  However, when shares of this Fund acquired by exchange of (i) Class A shares of other Oppenheimer funds (other than
Rochester Fund Municipals or Oppenheimer Rochester National Municipals) purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged Class A shares, or (ii) Class A shares of either Rochester Fund Municipals or Oppenheimer Rochester
National Municipals purchased subject to a Class A contingent deferred sales charge are redeemed within 24 months of the end of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares. The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within 6 years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares. With respect to class N shares, a 1% contingent deferred sales charge will be imposed if the retirement plan (not including IRAs and 403(b) plans) is terminated or Class N shares of all Oppenheimer funds are terminated as an investment option of the plan and Class N shares are redeemed within 18 months after the plan's first purchase of
Class N shares of any Oppenheimer fund or with respect to an individual retirement plan or 403(b) plan, Class N shares are redeemed within 18 months of the plan's first purchase of Class N shares of any Oppenheimer fund.

November 1, 2001                                                                PX0200.007